UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552
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Waddell & Reed Advisors Funds, Inc.
-------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Science and Technology Fund

3	President's Letter
5	Illustration of Fund Expenses
8	Waddell & Reed Advisors Accumulative Fund
25	Waddell & Reed Advisors Core Investment Fund
41	Waddell & Reed Advisors Science and Technology Fund
58	Notes to Financial Statements
69	Report of Independent Registered Public Accounting Firm
70	Income Tax Information
72	Directors and Officers
78	Annual Privacy Notice
80	Proxy Voting Information
81	Quarterly Portfolio Schedule Information
82	Householding Notice
83	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds, Inc. and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Accumulative Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,106.30	1.13%	$5.90
Class B	1,000	1,101.10	2.14	11.14
Class C	1,000	1,100.60	2.08	10.82
Class Y	1,000	1,107.40	0.85	4.43
Based on 5% Return (2)
Class A	$1,000	$1,019.19	1.13%	$5.65
Class B	1,000	1,014.20	2.14	10.68
Class C	1,000	1,014.49	2.08	10.37
Class Y	1,000	1,020.56	0.85	4.24

Core Investment Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,080.90	1.06%	$5.51
Class B	1,000	1,074.50	2.11	10.89
Class C	1,000	1,076.00	2.05	10.59
Class Y	1,000	1,082.20	0.79	4.06
Based on 5% Return (2)
Class A	$1,000	$1,019.54	1.06%	$5.35
Class B	1,000	1,014.31	2.11	10.58
Class C	1,000	1,014.60	2.05	10.27
Class Y	1,000	1,020.88	0.79	3.94

See footnotes on page 7.

Science and Technology Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,131.90	1.32%	$7.04
Class B	1,000	1,125.30	2.43	12.86
Class C	1,000	1,124.80	2.39	12.64
Class Y	1,000	1,132.90	1.01	5.33
Based on 5% Return (2)
Class A	$1,000	$1,018.22	1.32%	$6.66
Class B	1,000	1,012.72	2.43	12.18
Class C	1,000	1,012.93	2.39	11.98
Class Y	1,000	1,019.77	1.01	5.05

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Accumulative Fund
      June 30, 2007

Below, Barry M. Ogden, CFA, CPA, portfolio manager of Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2007. Mr. Ogden has managed the Fund for three years and has 12 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 23.70 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007. This compares to a 20.59 percent rise in the S&P 500 Index, the Fund's benchmark (reflecting the performance of stocks that generally represent the large-cap growth market). The Fund's return outpaced its peer group, the Lipper Multi-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which rose 19.27 percent for the same period.

Performance helped by several key sectors

Overall, we believe that our performance was helped by our significant exposure in energy, industrials and technology. Each of these sectors have been strong contributors to the Fund's overall performance during the past 12 months. We continue to believe that with a strong economic backdrop and reasonable valuations, each of these sectors can be strong performers for the remainder of the year.

Another factor that helped our results was the effective use of cash resources. In an effort to help manage the risks associated with short-term market volatility, we had raised a significant amount of cash during the last quarter of the prior fiscal year. The impetus for this move was the uncertainty about the direction the Federal Reserve would take with interest rates. Until we felt confident that the Federal Reserve was done raising rates, we thought the broader markets might consolidate or even trend lower. Against that backdrop, we felt it was prudent to protect capital until some clarity on this issue could be gained. As it became clear the Fed was finished raising rates for the time being, we gradually became fully invested and put the money to work in several new investments, as well as added to several of our existing investments.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Exxon Mobil Corporation	Energy	Chevron Corporation	Energy
Precision Castparts Corp.	Capital Goods	ConocoPhillips	Energy
Boeing Company (The)	Technology	General Electric Company	Multi-Industry
Schlumberger Limited	Energy	Exxon Mobil Corporation	Energy
Microsoft Corporation	Technology	Schlumberger Limited	Energy
Chevron Corporation	Energy	Gilead Sciences, Inc.	Health Care
General Dynamics Corporation	Technology	Microsoft Corporation	Technology
ConocoPhillips	Energy	Amgen Inc.	Health Care
Hewlett-Packard Company	Technology	SLM Corporation	Financial Services
General Electric Company	Multi-Industry	Walgreen Co.	Retail

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Holdings.

The markets gained momentum throughout the fiscal year

In 2006, the broader markets began to move materially higher in mid July. We think much of the move higher was helped by a strong domestic and global economy, reasonable valuations, record corporate profits and, most importantly, a Federal Reserve that signaled they were finished raising rates. Falling energy prices, from early August throughout the early part of January, also helped to support higher equity prices, in our opinion. These factors, taken together, created an ideal environment for the markets to move significantly higher, which is exactly what happened.

In late February 2007, growing uncertainty about the strength of the domestic economy, coupled with some tightening movements by the Chinese government to curb speculative investing, caused a very sharp correction in the markets. Although we tended to think the market was due for a consolidation or a modest correction, simply because of the sizeable move higher in the markets since mid July, we were caught off guard somewhat by the severity of the pullback over such a short period of time.

Since the spring of 2007, the broader markets have continued their move higher, driven by a solid global economic expansion that shows little signs of slowing down anytime soon. The U.S. market has rebounded from the slowdown seen in the first calendar quarter of 2007, coupled with extremely strong economic growth in the rest of the world. This has provided a nice backdrop for equity prices to move higher. Housing remains a wildcard that needs to be closely monitored, in our opinion, but for now the risks appear to be controlled and excessive inventories are being worked off gradually.

Where are we invested now

In general, the strategic direction for the Fund did not change materially during the past fiscal year. Our overall investment approach for this Fund has been consistent, as we combine our bottom-up fundamental analysis of the companies and investments, with our top-down macroeconomic work.

As of June 30, 2007, our three largest sector weightings were in technology, energy and health care. We remain overweight each of these sectors relative to our benchmark, the S&P 500. We finished the final three months of the fiscal year fully invested. Our investment strategy remains consistent as we try to identify what we believe are high-quality companies that we feel can demonstrate consistent, profitable growth, and strong returns, while generating substantial cash flows from operations.

Our outlook

We continue to remain constructive on the outlook for the broader markets for the remainder of calendar year 2007. Assuming the economic backdrop remains healthy, but not so strong that it forces the hand of the Fed to raise interest rates, we believe that equity markets will move higher throughout the rest of the year. However, building inflationary pressures in both energy and food prices could push the Fed into raising rates higher. The equity markets are not prepared for this, in our opinion, and we suspect the markets would react negatively if the markets began to sense the Fed's next move was a rate hike. Clearly, the broader markets are discounting much of the good news and strong economic backdrop, but in our opinion the valuations remain reasonable, especially with projected earnings growth rates and the recent merger and acquisition (M&A) craze that is helping to drive the markets higher. In our opinion, the M&A craze and significant increase in share buybacks is a trend that is just beginning and will likely maintain momentum for the rest of the year.

Lastly, we feel corporate profits, though likely to slow from 2006, should still grow in the mid to high single digits, and help to provide enough of a backdrop for another positive year in the broader equity markets. Regardless of the broader markets and above all, we remain committed in our attempt to identify and capitalize on what we feel are new and developing investment themes for the benefit of the Fund and our shareholders.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Accumulative Fund, Class A Shares (1)	$20,167
S&P 500 Index	$18,009
Lipper Multi-Cap Core Funds Universe Average	$20,547

		W&R ADVISORS ACCUMULATIVE FUND CLASS A SHARES	S&P 500 INDEX	LIPPER MULTI-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1997	9,425	10,000	10,000
DEC	1998	11,557	12,870	11,706
DEC	1999	14,530	15,582	14,322
DEC	2000	17,458	14,151	14,556
JUNE	2001	15,651	13,205	14,117
JUNE	2002	13,249	10,825	12,089
JUNE	2003	12,283	10,854	12,078
JUNE	2004	13,731	12,929	14,554
JUNE	2005	14,981	13,747	15,663
JUNE	2006	16,303	14,934	17,228
JUNE	2007	20,167	18,009	20,547

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	16.59%	18.50%	22.55%	23.93%
5-year period ended 6-30-07	7.48%	7.42%	7.68%	9.07%
10-year period ended 6-30-07	8.21%	–	–	9.10%
Since inception of Class (3) through 6-30-07	–	6.02%	5.93%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-6-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Accumulative Fund had net assets totaling $2,077,756,291 invested in a diversified portfolio of:

93.90%	Domestic Common Stocks
4.13%	Foreign Common Stocks
1.97%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Technology Stocks	$20.28
Energy Stocks	$15.62
Health Care Stocks	$12.18
Financial Services Stocks	$9.96
Retail Stocks	$6.89
Raw Materials Stocks	$6.05
Consumer Nondurables Stocks	$5.62
Capital Goods Stocks	$4.17
Multi-Industry Stocks	$4.06
Transportation Stocks	$3.94
Utilities Stocks	$3.77
Consumer Services Stocks	$2.95
Miscellaneous Stocks	$2.54
Cash and Cash Equivalents	$1.97

The Investments of Accumulative Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Air Transportation - 1.31%
Southwest Airlines Co.	1,825,000	$27,210,750

Aircraft - 7.62%
Boeing Company (The)	630,000	60,580,800
Raytheon Company	495,000	26,675,550
Rockwell Collins, Inc.	440,000	31,081,600
United Technologies Corporation	565,000	40,075,450
		158,413,400
Banks - 2.47%
Bank of America Corporation	525,000	25,667,250
Citigroup Inc.	500,000	25,645,000
		51,312,250
Beverages - 2.72%
Coca-Cola Company (The)	490,000	25,631,900
PepsiCo, Inc.	475,000	30,803,750
		56,435,650
Broadcasting - 1.87%
Comcast Corporation, Class A*	1,385,000	38,925,425

Business Equipment and Services - 1.07%
Bucyrus International, Inc., Class A	315,000	22,283,100

Capital Equipment - 1.25%
Illinois Tool Works Inc.	480,000	26,011,200

Chemicals - Petroleum and Inorganic - 4.23%
E.I. du Pont de Nemours and Company	610,000	31,012,400
Monsanto Company	500,000	33,770,000
UAP Holding Corp.	765,000	23,060,925
		87,843,325
Chemicals - Specialty - 1.82%
Air Products and Chemicals, Inc.	190,000	15,270,300
Mosaic Company*	360,000	14,047,200
Scotts Miracle-Gro Company (The)	200,000	8,588,000
		37,905,500
Communications Equipment - 1.68%
Cisco Systems, Inc.*	1,255,000	34,920,375

Computers - Main and Mini - 2.10%
Hewlett-Packard Company	980,000	43,727,600

Computers - Micro - 1.47%
Apple Inc.*	250,000	30,515,000

Computers - Peripherals - 4.39%
Adobe Systems Incorporated*	860,000	34,511,800
Microsoft Corporation	1,925,000	56,710,500
		91,222,300
Defense - 2.45%
General Dynamics Corporation	650,000	50,843,000

Electronic Components - 0.57%
Intel Corporation	500,000	11,867,500

Food and Related - 1.13%
Wm. Wrigley Jr. Company	425,000	23,506,750

Health Care - Drugs - 6.16%
Amgen Inc.*	550,000	30,406,750
Gilead Sciences, Inc.*	880,000	34,139,600
Merck & Co., Inc.	500,000	24,900,000
Shire Pharmaceuticals Group plc, ADR	520,000	38,565,800
		128,012,150
Health Care - General - 1.65%
DENTSPLY International Inc.	175,000	6,692,875
Henry Schein, Inc.*	260,000	13,890,500
St. Jude Medical, Inc.*	330,000	13,691,700
		34,275,075
Hospital Supply and Management - 4.37%
Express Scripts, Inc.*	360,000	18,010,800
Health Net, Inc.*	175,000	9,240,000
MEDecision, Inc.*	410,806	2,047,868
PSS World Medical, Inc.*	795,000	14,492,850
UnitedHealth Group Incorporated	575,000	29,405,500
WellPoint, Inc.*	220,000	17,562,600
		90,759,618
Hotels and Gaming - 0.48%
Hilton Hotels Corporation	300,000	10,041,000

Household - General Products - 1.77%
Procter & Gamble Company (The)	600,000	36,714,000

Insurance - Property and Casualty - 3.49%
Ambac Financial Group, Inc.	285,000	24,849,150
Hartford Financial Services Group Inc. (The)	210,000	20,687,100
Oaktree Capital Group, LLC, Class A Units (A)*	238,000	9,817,500
Travelers Companies, Inc. (The)	320,000	17,120,000
		72,473,750
Leisure Time Industry - 0.60%
Force Protection, Inc.*	600,100	12,401,067

Metal Fabrication - 2.92%
Precision Castparts Corp.	500,000	60,680,000

Motor Vehicles - 1.47%
Ford Motor Company	1,050,000	9,891,000
Honda Motor Co., Ltd., ADR	568,700	20,638,123
		30,529,123
Multiple Industry - 4.06%
Altria Group, Inc.	500,000	35,070,000
Blackstone Group L.P. (The)*	58,400	1,709,368
Eurand N.V.*	403,800	6,321,489
General Electric Company	1,075,000	41,151,000
		84,251,857
Petroleum - Domestic - 1.51%
Equitable Resources, Inc.	635,000	31,470,600

Petroleum - International - 7.96%
Chevron Corporation	650,000	54,756,000
ConocoPhillips	575,000	45,137,500
Exxon Mobil Corporation	780,000	65,426,400
		165,319,900
Petroleum - Services - 6.15%
Baker Hughes Incorporated	105,000	8,833,650
Patterson-UTI Energy, Inc.	960,000	25,147,200
Schlumberger Limited	700,000	59,458,000
Smith International, Inc.	225,000	13,194,000
Transocean Inc.*	200,000	21,196,000
		127,828,850
Railroad - 2.63%
CSX Corporation	430,000	19,384,400
Norfolk Southern Corporation	200,000	10,514,000
Union Pacific Corporation	215,000	24,757,250
		54,655,650
Restaurants - 3.56%
McDonald's Corporation	450,000	22,842,000
P.F. Chang's China Bistro, Inc.*	198,900	7,002,274
Panera Bread Company, Class A*	240,000	11,046,000
YUM! Brands, Inc.	1,010,000	33,047,200
		73,937,474
Retail - General Merchandise - 1.91%
Target Corporation	320,000	20,352,000
Wal-Mart Stores, Inc.	400,000	19,244,000
		39,596,000
Retail - Specialty Stores - 1.42%
Dick's Sporting Goods, Inc.*	130,000	7,562,100
Home Depot, Inc. (The)	560,000	22,036,000
		29,598,100
Security and Commodity Brokers - 4.00%
Goldman Sachs Group, Inc. (The)	100,000	21,675,000
Merrill Lynch & Co., Inc.	305,000	25,491,900
Prudential Financial, Inc.	160,000	15,556,800
UBS AG	340,000	20,403,400
		83,127,100
Utilities - Electric - 2.82%
Exelon Corporation	295,000	21,417,000
Mirant Corporation*	325,000	13,861,250
NRG Energy, Inc.*	560,000	23,279,200
		58,557,450
Utilities - Telephone - 0.95%
AT&T Inc.	475,000	19,712,500

TOTAL COMMON STOCKS - 98.03%		$2,036,884,389

(Cost: $1,544,797,958)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 0.29%
Deere (John) Credit Limited (Deere (John) Capital Corporation),
5.30%, 7-3-07	$ 6,000	5,998,233

Food and Related - 0.48%
Kellogg Co.,
5.42%, 7-3-07	10,000	9,996,989

Household General Products - 0.40%
Fortune Brands Inc.,
5.45%, 7-2-07	$ 8,253	8,251,751

Utilities - Electric - 0.58%
Wisconsin Electric Power Co.,
5.36%, 7-2-07	12,000	11,998,213

TOTAL SHORT-TERM SECURITIES - 1.75%		$36,245,186

(Cost: $36,245,186)

TOTAL INVESTMENT SECURITIES - 99.78%		$2,073,129,575

(Cost: $1,581,043,144)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%		4,626,716

NET ASSETS - 100.00%		$2,077,756,291

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been determined to be illiquid under guidelines established by the Board of Directors. At June 30, 2007, the total value of this security amounted to 0.47% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ACCUMULATIVE FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,581,043) (Notes 1 and 3)	$2,073,130
Cash	1
Receivables:
Investment securities sold	20,771
Dividends and interest	1,859
Fund shares sold	1,059
Prepaid and other assets	85

Total assets	2,096,905

LIABILITIES
Payable for investment securities purchased	14,144
Payable to Fund shareholders	3,926
Accrued service fee (Note 2)	420
Accrued shareholder servicing (Note 2)	371
Accrued management fee (Note 2)	74
Accrued accounting services fee (Note 2)	22
Accrued distribution fee (Note 2)	7
Other	185

Total liabilities	19,149

Total net assets	$2,077,756

NET ASSETS
$1.00 par value capital stock:
Capital stock	$247,289
Additional paid-in capital	1,597,108
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,248
Accumulated undistributed net realized loss on investment transactions	(259,975)
Net unrealized appreciation in value of investments	492,086

Net assets applicable to outstanding units of capital	$2,077,756

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.42
Class B	$7.95
Class C	$7.99
Class Y	$8.43
Capital shares outstanding:
Class A	236,923
Class B	7,505
Class C	2,210
Class Y	651
Capital shares authorized	675,000

See Notes to Financial Statements.

Statement of Operations
      ACCUMULATIVE FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $161)	$27,206
Interest and amortization	2,960

Total income	30,166

Expenses (Note 2):
Investment management fee	13,503
Service fee:
Class A	4,491
Class B	148
Class C	44
Shareholder servicing:
Class A	3,513
Class B	272
Class C	71
Class Y	9
Distribution fee:
Class A	65
Class B	444
Class C	132
Accounting services fee	260
Custodian fees	73
Legal fees	73
Audit fees	30
Other	340

Total	23,468
Less waiver of investment management fee (Notes 2 and 7)	(373)

Total expenses	23,095

Net investment income	7,071

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	241,052
Unrealized appreciation in value of investments during the period	177,783

Net gain on investments	418,835

Net increase in net assets resulting from operations	$425,906

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ACCUMULATIVE FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,071	$2,581
Realized net gain on investments	241,052	92,071
Unrealized appreciation	177,783	75,631

Net increase in net assets resulting from operations	425,906	170,283

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(6,734)	(1,219)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(42)	(12)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(6,776)	(1,231)

Capital share transactions (Note 5)	(302,378)	(186,699)

Total increase (decrease)	116,752	(17,647)
NET ASSETS
Beginning of period	1,961,004	1,978,651

End of period	$2,077,756	$1,961,004

Undistributed net investment income	$1,248	$1,585

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.83	$6.28		$5.79		$5.19		$5.63

Income (loss) from investment operations:
Net investment income	0.03	0.01		0.04		0.01		0.03
Net realized and unrealized gain (loss) on investments	1.59	0.54		0.49		0.60		(0.44)

Total from investment operations	1.62	0.55		0.53		0.61		(0.41)

Less distributions from:
Net investment income	(0.03)	(0.00)*		(0.04)		(0.01)		(0.03)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.03)	(0.00)*		(0.04)		(0.01)		(0.03)

Net asset value, end of period	$8.42	$6.83		$6.28		$5.79		$5.19

Total return (1)	23.70%	8.82%		9.11%		11.78%		-7.29%
Net assets, end of period (in millions)	$1,995	$1,879	$1,895		$1,971		$1,836
Ratio of expenses to average net assets including expense waiver	1.11%	1.14%		1.16%		1.17%		1.18%
Ratio of net investment income to average net assets including expense waiver	0.39%	0.17%		0.62%		0.23%		0.54%
Ratio of expenses to average net assets excluding expense waiver	1.13%	1.14	%(2)	1.16	%(2)	1.17	%(2)	1.18	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.37%	0.17	%(2)	0.62	%(2)	0.23	%(2)	0.54	%(2)
Portfolio turnover rate	67%	39%		68%		483%		412%

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.49	$6.03		$5.59		$5.06		$5.52

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08)		(0.04)		(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	1.56	0.54		0.48		0.57		(0.44)

Total from investment operations	1.46	0.46		0.44		0.53		(0.46)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$7.95	$6.49		$6.03		$5.59		$5.06

Total return	22.50%	7.63%		7.87%		10.47%		-8.33%
Net assets, end of period (in millions)	$60	$59		$61		$63		$53
Ratio of expenses to average net assets including expense waiver	2.16%	2.21%		2.28%		2.30%		2.36%
Ratio of net investment loss to average net assets including expense waiver	-0.65%	-0.91%		-0.50%		-0.90%		-0.64%
Ratio of expenses to average net assets excluding expense waiver	2.18%	2.21	%(1)	2.28	%(1)	2.30	%(1)	2.36	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.67%	-0.91	%(1)	-0.50	%(1)	-0.90	%(1)	-0.64	%(1)
Portfolio turnover rate	67%	39%		68%		483%		412%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.52	$6.06		$5.61		$5.07		$5.52

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.06)		(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.56	0.52		0.49		0.58		(0.44)

Total from investment operations	1.47	0.46		0.45		0.54		(0.45)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$7.99	$6.52		$6.06		$5.61		$5.07

Total return	22.55%	7.59%		8.02%		10.65%		-8.15%
Net assets, end of period (in millions)	$18	$17		$17		$18		$17
Ratio of expenses to average net assets including expense waiver	2.11%	2.16%		2.20%		2.16%		2.16%
Ratio of net investment loss to average net assets including expense waiver	-0.60%	-0.85%		-0.40%		-0.76%		-0.43%
Ratio of expenses to average net assets excluding expense waiver	2.13%	2.16	%(1)	2.20	%(1)	2.16	%(1)	2.16	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.62%	-0.85	%(1)	-0.40	%(1)	-0.76	%(1)	-0.43	%(1)
Portfolio turnover rate	67%	39%		68%		483%		412%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.85	$6.29		$5.79		$5.20		$5.63

Income (loss) from investment operations:
Net investment income	0.05	0.03		0.06		0.03		0.04
Net realized and unrealized gain (loss) on investments	1.59	0.54		0.49		0.59		(0.43)

Total from investment operations	1.64	0.57		0.55		0.62		(0.39)

Less distributions from:
Net investment income	(0.06)	(0.01)		(0.05)		(0.03)		(0.04)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.06)	(0.01)		(0.05)		(0.03)		(0.04)

Net asset value, end of period	$8.43	$6.85		$6.29		$5.79		$5.20

Total return	23.93%	9.13%		9.44%		11.90%		-6.82%
Net assets, end of period (in millions)	$5	$6		$6		$6		$6
Ratio of expenses to average net assets including expense waiver	0.86%	0.87%		0.88%		0.87%		0.89%
Ratio of net investment income to average net assets including expense waiver	0.65%	0.43%		0.88%		0.53%		0.84%
Ratio of expenses to average net assets excluding expense waiver	0.88%	0.87	%(1)	0.88	%(1)	0.87	%(1)	0.89	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.63%	0.43	%(1)	0.88	%(1)	0.53	%(1)	0.84	%(1)
Portfolio turnover rate	67%	39%		68%		483%		412%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of Core Investment Fund
      June 30, 2007

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2007. Mr. Becker and Mr. Zinn each have eight years of industry experience. Each has managed the Fund for one year.
STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 16.01 percent (Class A shares at net asset value), less than both its benchmark and peer group. By comparison, the S&P 500 Index (reflecting the performance of stocks that generally represent the large-cap growth market) increased 20.59 percent during the period, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), increased 19.52 percent.

Sector return review

The vast majority of our underperformance over the past 12 months was caused by negative stock selection in the energy and health care sectors. Within the energy sector, our weightings across oil services underperformed most oil and gas stocks over the 12-month period. Within health care, poor performance in Amgen Inc., a biotechnology company, and a lack of exposure to large-cap pharmaceuticals led to underperformance. Positive stock selection within the industrial sector and our significant weightings in the materials sector aided performance for the year.

The top performing sectors in the S&P 500 for the fiscal year were telecommunication services, materials and energy. The worst performing sectors were financials, consumer staples and industrials. For the Fund, the top performing sectors on a relative basis were materials, industrials and financials. On a stock specific basis, Apple Inc., Exxon Mobil Corporation and Deere & Company were the three largest positive contributors to performance while the three largest detractors were Baker Hughes Incorporated, AMR Corporation and SLM Corporation (Sallie Mae).

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Boeing Company (The)	Technology	General Electric Company	Multi-industry
Deere & Company	Capital Goods	Baker Hughes Incorporated	Energy
General Dynamics Corporation	Technology	General Dynamics Corporation	Technology
Hewlett-Packard Company	Technology	Exxon Mobil Corporation	Energy
Ford Motor Company	Consumer Durables	SLM Corporation	Financial Services
Abbott Laboratories	Health Care	United Technologies Corporation	Technology
J.P. Morgan Chase & Co.	Financial Services	Air Products and Chemicals, Inc.	Raw Materials
Exxon Mobil Corporation	Energy	PepsiCo, Inc.	Consumer Non-durables
UBS AG	Financial Services	Boeing Company (The)	Technology
Prudential Financial, Inc.	Financial Services	Schlumberger Limited	Energy

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our consistent strategy

The overall strategy of the Fund remains constant. Our core belief is that positive stock performance is driven by a company's ability to generate long-run earnings power in excess of market expectations. This belief is implemented with two main approaches. First, we use top down analysis to identify trends where we think a specific industry is set to experience multi-year growth ahead of expectations. Once identified, we invest in the dominant companies that we feel should benefit. The second approach is a bottom-up analysis across all sectors, seeking to identify companies where long-term earnings power is higher than the market expects. These are company specific stories where cost cutting, new management and/or new products are often the catalysts. We judge market expectations under both approaches by analyzing both Wall Street estimates and historical valuation work.

Current themes

Currently, the most prominent themes in the Fund are aerospace/defense, agriculture and consumer technology. We believe all three of these themes have multiple years of strong growth ahead and we are invested in what we feel are key beneficiaries such as Boeing Company (The), Deere & Company and Apple Inc., respectively. Oil service is another industry where we believe growth is underestimated and we continue to have significant exposure. Company specific investments currently in the portfolio include Abbott Laboratories, Tiffany & Co., Xerox Corporation and Ford Motor Company.

More specifically, over the past 12 months we made a number of changes to the Fund at a pace which we don't expect to continue. The number of equity positions was consolidated to approximately 50 from 65. Within this move we have materially increased the weightings of our highest conviction names. We would expect this to have a significant positive impact on future performance. With regards to sector positioning over the course of the last year, the most significant change to the Fund was a reduction of the energy weighting from approximately 16 percent to approximately 10 percent. This reduction in energy was reallocated to financials, and to a lesser extent consumer discretionary. Weightings also declined within the industrials sector, while the composition changed to emphasize our positive view on the agriculture and aerospace/defense cycles.

Expected long-term growth in agriculture was an important theme that has emerged in the Fund over the past 12 months. In short, demand for ethanol in the U.S., combined with increasing foreign demand for agricultural commodities, has lead to substantial increases in farm commodity prices that we believe may be sustained indefinitely. As such, we added stocks such as Monsanto Company and E.I. du Pont de Nemours and Company and increased our weighting in Deere & Company in an effort to capitalize on this long-term theme.

Our outlook

Arguably the most important negative event over the past 12 months was the collapse of the housing market and associated losses within the residential mortgage sector. In short, as housing markets improved through the first part of this decade, investors and institutions took bets on securities backed by mortgages that were not likely to be repaid in an environment of falling home prices and higher short-term interest rates. While investors that directly hold such securities have experienced steep losses, the broader effect on financial markets has been relatively contained. At the end of the quarter, fixed income markets showed signs that investors' appetite for risk has somewhat diminished, which we view as expected and relatively healthy.

On the other hand, we believe that the most positive story over the past year continues to be the broad expansion of the global economy. While the emerging economies of China, India, Russia and Latin America continue to be the strongest drivers of economic growth, countries within the Middle East and Europe have also shown signs of strength. The U.S. economy has been less robust over the past year, growing in the 2.0 percent to 2.5 percent range. Weakness in residential construction and a recent slowdown in consumer spending have served to balance continued growth in employment and the industrial economy. The relative weakness in the U.S. economy has served to reduce inflationary pressures that we feel continue to pose a risk to the global economy. Commodity markets remain tight globally with developing nations' need for energy and basic materials like oil, natural gas, copper and iron ore. For the moment, the benefits of a global labor and goods market seem to be offsetting commodity inflation. Wage growth, while positive, is not over-inflationary, while companies globally continue to have a tough time passing along cost increases in the form of higher prices. Together, we think strong global growth, along with controlled inflation, should lead to a favorable backdrop for large U.S. corporations and equity markets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Core Investment Fund, Class A Shares (1)	$17,492
S&P 500 Index	$18,009
Lipper Large-Cap Core Funds Universe Average	$16,599

		W&R ADVISORS CORE INVESTMENT FUND CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1997	9,425	10,000	10,000
DEC	1998	11,689	12,870	12,265
DEC	1999	13,608	15,582	14,512
DEC	2000	14,921	14,151	13,887
JUNE	2001	13,227	13,205	12,914
JUNE	2002	10,970	10,825	10,621
JUNE	2003	10,439	10,854	10,440
JUNE	2004	11,681	12,929	12,224
JUNE	2005	12,988	13,747	12,887
JUNE	2006	15,078	14,934	13,888
JUNE	2007	17,492	18,009	16,599

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	9.34%	10.88%	14.94%	16.32%
5-year period ended 6-30-07	8.49%	8.41%	8.65%	10.11%
10-year period ended 6-30-07	6.37%	–	–	7.28%
Since inception of Class (3) through 6-30-07	–	3.62%	3.68%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Core Investment Fund had net assets totaling $4,293,278,325 invested in a diversified portfolio of:

92.81%	Domestic Common Stocks
6.34%	Foreign Common Stocks
0.85%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Technology Stocks	$25.06
Financial Services Stocks	$15.53
Capital Goods Stocks	$10.10
Energy Stocks	$10.05
Raw Materials Stocks	$7.23
Health Care Stocks	$6.89
Retail Stocks	$5.40
Consumer Nondurables Stocks	$4.99
Utilities Stocks	$3.14
Consumer Durables Stocks	$3.13
Consumer Services Stocks	$2.69
Multi-Industry Stocks	$2.47
Transportation Stocks	$2.47
Cash and Cash Equivalents	$0.85

The Investments of Core Investment Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Aircraft - 4.58%
Boeing Company (The)	2,044,900	$196,637,584

Beverages - 4.41%
Coca-Cola Company (The)	2,110,700	110,410,717
PepsiCo, Inc.	1,219,100	79,058,635
		189,469,352
Broadcasting - 2.69%
Comcast Corporation, Class A Special*	4,132,650	115,445,578

Capital Equipment - 6.96%
Deere & Company	1,526,450	184,303,573
Illinois Tool Works Inc.	1,226,600	66,469,454
Joy Global Inc.	819,300	47,826,637
		298,599,664
Chemicals - Petroleum and Inorganic - 5.13%
E.I. du Pont de Nemours and Company	2,167,000	110,170,280
Monsanto Company	1,630,750	110,140,855
		220,311,135
Chemicals - Specialty - 2.10%
Air Products and Chemicals, Inc.	1,119,250	89,954,123

Communications Equipment - 2.53%
Cisco Systems, Inc.*	3,902,100	108,575,932

Computers - Main and Mini - 6.00%
Hewlett-Packard Company	3,298,700	147,187,994
Xerox Corporation*	5,971,600	110,355,168
		257,543,162
Computers - Micro - 2.07%
Apple Inc.*	728,900	88,969,534

Computers - Peripherals - 2.74%
Adobe Systems Incorporated*	2,933,800	117,733,394

Defense - 3.92%
General Dynamics Corporation	2,153,900	168,478,058

Electronic Components - 2.97%
Intel Corporation	3,405,000	80,817,675
SanDisk Corporation*	952,000	46,586,120
		127,403,795
Electronic Instruments - 0.25%
Applied Materials, Inc.	545,100	10,828,412

Food and Related - 0.58%
Dean Foods Company	780,700	24,880,909

Health Care - Drugs - 6.89%
Abbott Laboratories	2,498,300	133,783,965
Amgen Inc.*	1,015,700	56,152,975
Merck & Co., Inc.	595,000	29,631,000
Novartis AG, Registered Shares (A)	823,400	46,512,157
Schering-Plough Corporation	976,200	29,715,528
		295,795,625
Insurance - Property and Casualty - 0.69%
Ambac Financial Group, Inc.	342,000	29,818,980

Metal Fabrication - 1.49%
Precision Castparts Corp.	527,250	63,987,060

Motor Vehicles - 3.13%
Ford Motor Company	14,286,000	134,574,120

Multiple Industry - 2.47%
Altria Group, Inc.	1,393,900	97,768,146
Blackstone Group L.P. (The)*	287,850	8,425,370
		106,193,516
Non-Residential Construction - 1.65%
Fluor Corporation	634,200	70,630,854

Petroleum - International - 3.08%
Exxon Mobil Corporation	1,575,740	132,173,071

Petroleum - Services - 6.97%
Schlumberger Limited	967,800	82,204,932
Smith International, Inc.	1,021,400	59,894,896
Transocean Inc.*	490,800	52,014,984
Weatherford International Ltd.*	1,905,600	105,265,344
		299,380,156
Railroad - 2.47%
Union Pacific Corporation	918,950	105,817,092

Restaurants - 1.09%
YUM! Brands, Inc.	1,424,284	46,602,572

Retail - General Merchandise - 1.04%
Target Corporation	702,800	44,698,080

Retail - Specialty Stores - 3.27%
Lowe's Companies, Inc.	1,926,200	59,115,078
Tiffany & Co.	1,528,300	81,091,598
		140,206,676
Security and Commodity Brokers - 14.84%
Charles Schwab Corporation (The)	4,990,000	102,295,000
Goldman Sachs Group, Inc. (The)	398,000	86,266,500
J.P. Morgan Chase & Co.	2,749,800	133,227,810
Merrill Lynch & Co., Inc.	901,500	75,347,370
Prudential Financial, Inc.	1,230,200	119,612,346
UBS AG (A)	2,000,000	120,507,573
		637,256,599
Utilities - Electric - 1.89%
Mirant Corporation*	1,902,350	81,135,227

Utilities - Telephone - 1.25%
Verizon Communications Inc.	1,305,100	53,730,967

TOTAL COMMON STOCKS - 99.15%		$4,256,831,227

(Cost: $3,367,247,222)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Construction Materials - 0.13%
Black & Decker Corp.,
5.45%, 7-2-07	$ 5,491	5,490,169

Containers - 0.23%
Bemis Company, Inc.,
5.37%, 7-3-07	10,000	9,997,017

Food and Related - 0.35%
Kellogg Co.:
5.45%, 7-2-07	10,000	9,998,486
5.37%, 8-1-07	5,000	4,976,879
		14,975,365
Health Care - Drugs - 0.47%
Abbott Laboratories,
5.29%, 7-16-07	20,000	19,955,917

Insurance - Life - 0.09%
American General Finance Corporation,
5.27%, 7-2-07	4,000	3,999,414

Total Commercial Paper - 1.27%		54,417,882

Municipal Obligation - Taxable - 0.09%
Washington
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Columbia Heights Retirement Project), Series 2004 B (Wells Fargo Bank, N.A.),
5.34%, 7-2-07 (B)	3,880	3,880,000

TOTAL SHORT-TERM SECURITIES - 1.36%		$58,297,882

(Cost: $58,297,882)

TOTAL INVESTMENT SECURITIES - 100.51%		$4,315,129,109

(Cost: $3,425,545,104)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.51%)		(21,850,784)

NET ASSETS - 100.00%		$4,293,278,325

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside of the United States.
(B)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE INVESTMENT FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $3,425,545) (Notes 1 and 3)	$4,315,129
Receivables:
Investment securities sold	45,961
Dividends and interest	5,461
Fund shares sold	1,682
Prepaid and other assets	134

Total assets	4,368,367

LIABILITIES
Payable for investment securities purchased	61,398
Payable to Fund shareholders	11,391
Accrued service fee (Note 2)	834
Accrued shareholder servicing (Note 2)	708
Accrued management fee (Note 2)	143
Due to custodian	68
Accrued accounting services fee (Note 2)	21
Accrued distribution fee (Note 2)	15
Other	511

Total liabilities	75,089

Total net assets	$4,293,278

NET ASSETS
$1.00 par value capital stock:
Capital stock	$647,398
Additional paid-in capital	2,376,590
Accumulated undistributed income:
Accumulated undistributed net investment income	15,664
Accumulated undistributed net realized gain on investment transactions	364,030
Net unrealized appreciation in value of investments	889,596

Net assets applicable to outstanding units of capital	$4,293,278

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.64
Class B	$6.20
Class C	$6.23
Class Y	$6.64
Capital shares outstanding:
Class A	622,355
Class B	12,981
Class C	3,764
Class Y	8,298
Capital shares authorized	1,680,000

See Notes to Financial Statements.

Statement of Operations
      CORE INVESTMENT FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $683)	$70,133
Interest and amortization	6,810

Total income	76,943

Expenses (Note 2):
Investment management fee	25,958
Service fee:
Class A	9,695
Class B	200
Class C	55
Shareholder servicing:
Class A	7,159
Class B	386
Class C	95
Class Y	76
Distribution fee:
Class A	154
Class B	599
Class C	166
Accounting services fee	260
Legal fees	199
Custodian fees	161
Audit fees	35
Other	739

Total	45,937
Less waiver of investment management fee (Notes 2 and 7)	(449)

Total expenses	45,488

Net investment income	31,455

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	636,319
Realized net loss on foreign currency transactions	(121)

Realized net gain on investments	636,198
Unrealized depreciation in value of investments during the period	(44,833)

Net gain on investments	591,365

Net increase in net assets resulting from operations	$622,820

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE INVESTMENT FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$31,455	$11,299
Realized net gain on investments	636,198	680,260
Unrealized depreciation	(44,833)	(72,302)

Net increase in net assets resulting from operations	622,820	619,257

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(28,733)	(12,003)
Class B	(75)	(–)
Class C	(19)	(–)
Class Y	(489)	(292)
Realized gains on investment transactions:
Class A	(568,238)	(–)
Class B	(11,701)	(–)
Class C	(3,288)	(–)
Class Y	(6,973)	(–)

	(619,516)	(12,295)

Capital share transactions (Note 5)	167,580	(561,908)

Total increase	170,884	45,054
NET ASSETS
Beginning of period	4,122,394	4,077,340

End of period	$4,293,278	$4,122,394

Undistributed net investment income	$15,664	$13,646

(1)See "Financial Highlights" on pages 37 - 40.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.69	$5.78		$5.22		$4.69		$4.95

Income (loss) from investment operations:
Net investment income	0.05	0.02		0.02		0.03		0.03
Net realized and unrealized gain (loss) on investments	0.94	0.91		0.56		0.53		(0.26)

Total from investment operations	0.99	0.93		0.58		0.56		(0.23)

Less distributions from:
Net investment income	(0.05)	(0.02)		(0.02)		(0.03)		(0.03)
Capital gains	(0.99)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(1.04)	(0.02)		(0.02)		(0.03)		(0.03)

Net asset value, end of period	$6.64	$6.69		$5.78		$5.22		$4.69

Total return (1)	16.01%	16.10%		11.18%		11.90%		- 4.84%
Net assets, end of period (in millions)	$4,134	$3,975	$3,915		$4,079		$4,310
Ratio of expenses to average net assets including expense waiver	1.07%	1.09%		1.12%		1.13%		1.13%
Ratio of net investment income to average net assets including expense waiver	0.78%	0.30%		0.46%		0.53%		0.60%
Ratio of expenses to average net assets excluding expense waiver	1.08%	1.09	%(2)	1.12	%(2)	1.13	%(2)	1.13	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.77%	0.30	%(2)	0.46	%(2)	0.53	%(2)	0.60	%(2)
Portfolio turnover rate	118%	63%		51%		49%		41%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006		2005		2004		2003

Net asset value, beginning of period		$6.33	$5.51		$5.01		$4.54		$4.82

Income (loss) from investment operations:
Net investment loss	(0.02	)(1)	(0.09)		(0.05)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments		0.89 (1)	0.91		0.55		0.51		(0.25)

Total from investment operations		0.87	0.82		0.50		0.47		(0.28)

Less distributions from:
Net investment income		(0.01)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains		(0.99)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions		(1.00)	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period		$6.20	$6.33		$5.51		$5.01		$4.54

Total return		14.80%	14.88%		9.98%		10.35%		-5.81%
Net assets, end of period (in millions)		$81	$80		$81		$82		$82
Ratio of expenses to average net assets including expense waiver		2.13%	2.19%		2.26%		2.30%		2.35%
Ratio of net investment loss to average net assets including expense waiver		-0.29%	-0.80%		-0.68%		-0.65%		-0.61%
Ratio of expenses to average net assets excluding expense waiver		2.14%	2.19	%(2)	2.26	%(2)	2.30	%(2)	2.35	%(2)
Ratio of net investment loss to average net assets excluding expense waiver		-0.30%	-0.80	%(2)	-0.68	%(2)	-0.65	%(2)	-0.61	%(2)
Portfolio turnover rate		118%	63%		51%		49%		41%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006		2005		2004		2003

Net asset value, beginning of period		$6.35	$5.53		$5.02		$4.55		$4.82

Income (loss) from investment operations:
Net investment loss	(0.01	) (1)	(0.07)		(0.06)		(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments		0.89 (1)	0.89		0.57		0.53		(0.25)

Total from investment operations		0.88	0.82		0.51		0.47		(0.27)

Less distributions from:
Net investment income		(0.01)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains		(0.99)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions		(1.00)	(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period		$6.23	$6.35		$5.53		$5.02		$4.55

Total return		14.94%	14.83%		10.16%		10.33%		-5.60%
Net assets, end of period (in millions)		$23	$20		$20		$21		$24
Ratio of expenses to average net assets including expense waiver		2.08%	2.15%		2.21%		2.21%		2.20%
Ratio of net investment loss to average net assets including expense waiver		-0.23%	-0.77%		-0.64%		-0.54%		-0.45%
Ratio of expenses to average net assets excluding expense waiver		2.09%	2.15	%(2)	2.21	%(2)	2.21	%(2)	2.20	%(2)
Ratio of net investment loss to average net assets excluding expense waiver		-0.24%	-0.77	%(2)	-0.64	%(2)	-0.54	%(2)	-0.45	%(2)
Portfolio turnover rate		118%	63%		51%		49%		41%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$6.69	$5.78		$5.22		$4.69		$4.96

Income (loss) from investment operations:
Net investment income	0.06	0.05		0.06		0.04		0.04
Net realized and unrealized gain (loss) on investments	0.95	0.90		0.54		0.53		(0.27)

Total from investment operations	1.01	0.95		0.60		0.57		(0.23)

Less distributions from:
Net investment income	(0.07)	(0.04)		(0.04)		(0.04)		(0.04)
Capital gains	(0.99)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(1.06)	(0.04)		(0.04)		(0.04)		(0.04)

Net asset value, end of period	$6.64	$6.69		$5.78		$5.22		$4.69

Total return	16.32%	16.43%		11.50%		12.28%		-4.52%
Net assets, end of period (in millions)	$55	$47		$61		$115		$107
Ratio of expenses to average net assets including expense waiver	0.79%	0.80%		0.80%		0.80%		0.80%
Ratio of net investment income to average net assets including expense waiver	1.06%	0.55%		0.73%		0.85%		0.94%
Ratio of expenses to average net assets excluding expense waiver	0.80%	0.80	%(1)	0.80	%(1)	0.80	%(1)	0.80	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.05%	0.55	%(1)	0.73	%(1)	0.85	%(1)	0.94	%(1)
Portfolio turnover rate	118%	63%		51%		49%		41%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
Science and Technology Fund
      June 30, 2007

Below, Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2007. He has managed the Fund for six years and has 18 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund advanced 21.42 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007. This was less than the S&P GSTI Composite Index (reflecting the performance of stocks that generally represent the technology sector), which increased 26.93 percent for the same period. The Lipper Science & Technology Funds Universe Average, a peer group of funds with similar investment objectives, rose 21.38 percent for the 12 months ended June 30, 2007.

Please note that the S&P GSTI recently changed its name from the Goldman Sachs Technology Industry Composite in connection with the purchase of the index by Standard & Poor's.

Technology rebound in second half

The second half of fiscal year 2007 was a strong period for the Fund in terms of absolute return. We also compared favorably to our peers for the fiscal year as a whole. However, the last six months of the fiscal year were disappointing in terms of our results relative to our unmanaged benchmark.

Our weighting in several technology firms that did especially well between December 2006 and June 2007 was less than that within the S&P GSTI, so we did not fully capture the capital appreciation potential available in this area of the market during that period.

Stock selection was the biggest factor when analyzing the Fund's performance over the course of the fiscal year. The Fund historically has a significant overweight within health care and this fiscal year was no different. The overweight position in health care coupled with stock selection within the health care sector, specifically our overweight positions in managed care organizations and hospital management helped performance. Within the technology sector, stock selection drove results as the Fund was underweight traditional technology sectors, notably semiconductors, but overweight what we consider to be applied technology, those companies who are utilizing technology to significantly grow their business. Overall, we were also the beneficiary of substantial global liquidity by way of merger and acquisition activity.

How we select stocks

Our stock selection philosophy has two main tenets and these continue to be our primary focus. First, we aim to identify what we feel are the strongest secular trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we feel are the right stocks within which to invest. Important secular themes identified during the year included the shift towards internet advertising, open source software adoption, modernization of the health care system, alternative energy and the continued proliferation of wireless technologies.

Our outlook

An important and encouraging aspect of our strategy is that we believe it has the capability to be accommodative with most macroeconomic environments. The year had some significant headwinds including high energy prices, a slowing housing market and geopolitical issues, most notably the ongoing war in Iraq and related issues. The initial outlook for the fiscal year ahead seems reasonably favorable, in our opinion. We believe the Federal Reserve will remain on hold as far as monetary policy. Strength in emerging markets GDP growth remains an important macro factor that we feel will continue to play an ever larger role in the composition of the Fund over time as we try to identify additional opportunities around the globe.

With a relatively positive macroeconomic backdrop, we intend to continue to focus on disciplined stock selection. Identifying stocks that are benefiting from the world's strongest secular trends in an effort to produce superior returns will once again be our mantra during the remainder of 2007 and through 2008.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Alliance Data Systems Corporation	Business Equipment & Services	Alliance Data Systems Corporation	Business Equipment & Services
Research in Motion Limited	Consumer Durables	Cerner Corporation	Health Care
Cerner Corporation	Health Care	WellCare Health Plans, Inc.	Health Care
Noble Energy, Inc.	Energy	Triad Hospitals, Inc.	Health Care
CheckFree Corporation	Business Equipment & Services	Noble Energy, Inc.	Energy
Aspen Technology, Inc.	Technology	Archer Daniels Midland Company	Consumer Non-Durables
Archer Daniels Midland Company	Consumer Non-Durables	Symbol Technologies, Inc.	Technology
Genzyme Corporation	Health Care	CheckFree Corporation	Business Equipment & Services
Samsung Electronics Co., Ltd.	Technology	Euronet Worldwide, Inc.	Business Equipment & Services
Lawson Software, Inc.	Technology	Samsung Electronics Co., Ltd.	Technology

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Science and Technology Fund, Class A Shares (1)	$36,377
S&P GSTI Composite Index	$16,502
Lipper Science & Technology Funds Universe Average	$18,697

		W&R ADVISORS SCIENCE & TECHNOLOGY FUND CLASS A SHARES	S&P GSTI COMPOSITE INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

DEC	1997	9,425	10,000	10,000
DEC	1998	15,015	16,913	15,490
DEC	1999	30,471	31,942	34,508
DEC	2000	26,216	19,856	23,554
JUNE	2001	22,296	16,493	18,267
JUNE	2002	17,894	9,503	10,433
JUNE	2003	18,042	10,321	11,415
JUNE	2004	23,312	13,160	14,474
JUNE	2005	26,474	12,457	14,089
JUNE	2006	29,958	13,001	15,404
JUNE	2007	36,377	16,502	18,697

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	14.44%	16.05%	20.08%	21.69%
5-year period ended 6-30-07	13.89%	13.63%	13.79%	15.64%
10-year period ended 6-30-07	14.52%	–	–	15.57%
Since inception of Class (3) through 6-30-07	–	7.22%	7.26%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $2,713,241,252 invested in a diversified portfolio of:

89.47%	Domestic Common Stocks
7.53%	Foreign Common Stocks
3.00%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund was invested by industry and geographic region, respectively, as follows:

Technology Stocks	$28.63
Business Equipment and Services Stocks	$21.93
Health Care Stocks	$20.73
Consumer Goods Stocks	$14.49
Energy Stocks	$6.01
Cash and Cash Equivalents	$3.00
Miscellaneous Stocks	$2.96
Raw Materials Stocks	$2.25

Country Weightings

United States	$89.47
Pacific Basin (1)	$4.93
Cash and Cash Equivalents	$3.00
Bermuda	$1.49
Europe (Spain)	$1.11

(1)Includes $2.55 South Korea and $2.38 Taiwan.

The Investments of Science and Technology Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 10.63%
CheckFree Corporation*	2,940,900	$118,165,362
Euronet Worldwide, Inc.*	1,956,950	57,074,447
Global Cash Access, Inc.*	2,909,100	46,603,782
Telvent GIT, S.A.	1,139,900	30,036,365
VeriFone Holdings, Inc.*	1,036,300	36,529,575
		288,409,531
Chemicals - Petroleum and Inorganic - 2.25%
E.I. du Pont de Nemours and Company	1,198,300	60,921,572

Communications Equipment - 1.49%
Marvell Technology Group Ltd.*	2,216,900	40,391,918

Computers - Peripherals - 13.06%
Aspen Technology, Inc.*	5,773,200	80,853,666
Intuit Inc.*	1,275,200	38,345,264
Lawson Software, Inc.*	6,980,300	69,000,266
Red Hat, Inc.*	1,027,500	22,892,700
Symantec Corporation*	2,240,300	45,231,657
Synaptics Incorporated*	1,188,100	42,528,039
Transaction Systems Architects, Inc.*	1,644,300	55,380,024
		354,231,616
Consumer Electronics - 11.80%
Garmin Ltd.	723,500	53,491,973
NAVTEQ Corporation*	1,160,300	49,127,102
Research In Motion Limited*	1,087,800	217,641,585
		320,260,660
Defense - 2.40%
ESCO Technologies Inc.*	1,792,200	64,985,172

Electrical Equipment - 0.90%
Power-One, Inc.*	6,151,800	24,514,923

Electronic Components - 11.68%
Cree, Inc.*	2,253,800	58,249,461
Himax Technologies, Inc., ADR*	4,703,800	27,187,964
IPG Photonics Corporation*	604,600	12,058,747
MediaTek Incorporation (A)	2,394,700	37,305,617
Microchip Technology Incorporated	542,500	20,105,050
Motorola, Inc.	2,166,700	38,350,590
OmniVision Technologies, Inc.*	913,700	16,556,244
PMC-Sierra, Inc.*	4,880,800	37,679,776
Samsung Electronics Co., Ltd. (A)	113,100	69,291,119
		316,784,568
Food and Related - 2.69%
Archer Daniels Midland Company	2,205,900	72,993,231

Forest and Paper Products - 1.08%
Pentair, Inc.	760,100	29,317,057

Health Care - Drugs - 5.03%
Affymetrix, Inc.*	1,447,300	36,023,297
Animal Health International, Inc.*	2,108,800	30,609,232
Genzyme Corporation*	1,085,300	69,915,026
		136,547,555
Health Care - General - 5.02%
Advanced Medical Optics, Inc.*	1,470,700	51,298,016
Home Diagnostics, Inc.*	781,500	9,221,700
NightHawk Radiology Holdings, Inc.*	1,280,200	23,107,610
Radiation Therapy Services, Inc.*	894,900	23,558,242
Volcano Corporation*	1,441,000	29,122,610
		136,308,178
Hospital Supply and Management - 10.68%
Cerner Corporation*	3,204,533	177,723,400
HMS Holdings Corp.*	1,326,300	25,411,908
HealthSouth Corporation*	1,234,140	22,350,275
UnitedHealth Group Incorporated	493,900	25,258,046
WellPoint, Inc.*	489,800	39,100,734
		289,844,363
Multiple Industry - 0.98%
Syntax-Brillian Corporation*	3,372,900	16,560,939
Veraz Networks, Inc.*	1,542,500	10,057,100
		26,618,039
Petroleum - International - 4.84%
Noble Energy, Inc.	2,106,800	131,443,252

Petroleum - Services - 1.17%
Input/Output, Inc.*	2,039,700	31,839,717

Timesharing and Software - 11.30%
Alliance Data Systems Corporation*	3,036,250	234,641,400
Eclipsys Corporation*	1,896,200	37,554,241
Google Inc., Class A*	65,500	34,280,735
		306,476,376

TOTAL COMMON STOCKS - 97.00%		$2,631,887,728

(Cost: $1,912,427,936)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Capital Equipment - 0.49%
Deere (John) Credit Limited (Deere (John) Capital Corporation):
5.28%, 7-3-07	$ 7,250	7,247,873
5.3%, 7-3-07	6,000	5,998,233
		13,246,106
Construction Materials - 0.31%
Black & Decker Corp.,
5.45%, 7-2-07	8,440	8,438,722

Finance Companies - 0.19%
PACCAR Financial Corp.,
5.24%, 7-31-07	5,000	4,978,167

Food and Related - 0.18%
Kellogg Co.,
5.37%, 8-1-07	5,000	4,976,879

Health Care - Drugs - 0.37%
Abbott Laboratories,
5.29%, 7-16-07	10,000	9,977,958

Insurance - Life - 0.20%
American General Finance Corporation,
5.27%, 7-2-07	5,500	5,499,195

Retail - General Merchandise - 0.04%
Target Corporation,
5.33%, 7-2-07	1,172	1,171,827

Utilities - Gas and Pipeline - 0.19%
Questar Corporation,
5.4%, 7-3-07	5,230	5,228,431

Utilities - Telephone - 0.22%
AT&T Inc.,
5.28%, 7-25-07	6,000	5,978,880

Total Commercial Paper - 2.19%		59,496,165

Municipal Obligations - Taxable
Kansas - 0.25%
City of Park City, Kansas, Taxable Industrial Revenue Bonds (The Hayes Company, Inc.), Series 2001 (U.S. Bank National Association),
5.4%, 7-2-07 (B)	$ 6,625	6,625,000

Maine - 0.04%
Finance Authority of Maine, Taxable Electric Rate Stabilization Revenue Notes, Series 1998A (Maine Public Service Company), (AMBAC Assurance Corporation),
5.35%, 7-5-07 (B)	1,175	1,175,000

Tennessee - 0.07%
      The Health, Educational and Housing Facility
           Board of the City of Memphis, Tennessee,
           Taxable Variable Rate Demand, Multifamily
           Housing Revenue Bonds (Ashland Lakes
           Apartments Project), Series 2006B
(U.S. Bank National Association),
5.4%, 7-5-07 (B)	2,000	2,000,000

Total Municipal Obligations - Taxable - 0.36%		9,800,000

Notes - 0.72%
Finance Companies
ETC Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2003 (U.S. Bank National Association),
5.4%, 7-2-07 (B)	9,420	9,420,000
M2 Phoenix 1222 LLC, Taxable Variable Rate Demand Notes (Wachovia Bank, National Association),
5.36%, 7-5-07 (B)	10,000	10,000,000
		19,420,000

TOTAL SHORT-TERM SECURITIES - 3.27%		$88,716,165

(Cost: $88,716,165)

TOTAL INVESTMENT SECURITIES - 100.27%	$2,720,603,893

(Cost: $2,001,144,101)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.27%)	(7,362,641)

NET ASSETS - 100.00%	$2,713,241,252

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside of the United States.
(B)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $2,001,144) (Notes 1 and 3)	$2,720,604
Cash	11,174
Receivables:
Fund shares sold	1,487
Dividends and interest	236
Prepaid and other assets	70

Total assets	2,733,571

LIABILITIES
Payable for investment securities purchased	13,235
Payable to Fund shareholders	5,639
Accrued shareholder servicing (Note 2)	547
Accrued service fee (Note 2)	535
Accrued management fee (Note 2)	122
Accrued accounting services fee (Note 2)	22
Accrued distribution fee (Note 2)	10
Other	220

Total liabilities	20,330

Total net assets	$2,713,241

NET ASSETS
$1.00 par value capital stock:
Capital stock	$217,431
Additional paid-in capital	1,580,471
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(180)
Accumulated undistributed net realized gain on investment transactions	196,059
Net unrealized appreciation in value of investments	719,460

Net assets applicable to outstanding units of capital	$2,713,241

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.53
Class B	$11.05
Class C	$11.09
Class Y	$13.13
Capital shares outstanding:
Class A	204,061
Class B	7,292
Class C	1,525
Class Y	4,553
Capital shares authorized	565,000

See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$8,922
Dividends (net of foreign withholding taxes of $286)	5,353

Total income	14,275

Expenses (Note 2):
Investment management fee	21,026
Service fee:
Class A	5,865
Class B	198
Class C	39
Shareholder servicing:
Class A	5,266
Class B	461
Class C	85
Class Y	62
Distribution fee:
Class A	120
Class B	594
Class C	117
Accounting services fee	260
Custodian fees	229
Legal fees	93
Audit fees	31
Other	449

Total	34,895
Less waiver of investment management fee (Notes 2 and 7)	(150)

Total expenses	34,745

Net investment loss	(20,470)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	258,914
Realized net loss on written options	(931)
Realized net loss on foreign currency transactions	(8)

Realized net gain on investments	257,975
Unrealized appreciation in value of investments during the period	254,982

Net gain on investments	512,957

Net increase in net assets resulting from operations	$492,487

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(20,470)	$(20,619)
Realized net gain on investments	257,975	307,282
Unrealized appreciation	254,982	10,277

Net increase in net assets
resulting from operations	492,487	296,940

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(176,520)	(212,767)
Class B	(6,374)	(8,146)
Class C	(1,279)	(1,334)
Class Y	(3,904)	(1,419)

	(188,077)	(223,666)

Capital share transactions (Note 5)	(15,048)	69,741

Total increase	289,362	143,015
NET ASSETS
Beginning of period	2,423,879	2,280,864

End of period	$2,713,241	$2,423,879

Undistributed net investment loss	$(180)	$(153)

(1)See "Financial Highlights" on pages 54 - 57.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$11.13	$10.80		$9.51		$7.36		$7.30

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.09)		(0.08)		(0.09)		(0.04)
Net realized and unrealized gain on investments	2.37	1.50		1.37		2.24		0.10

Total from investment operations	2.28	1.41		1.29		2.15		0.06

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.88)	(1.08)		(0.00)		(0.00)		(0.00)

Total distributions	(0.88)	(1.08)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$12.53	$11.13		$10.80		$9.51		$7.36

Total return (1)	21.42%	13.16%		13.56%		29.21%		0.82%
Net assets, end of period (in millions)	$2,556	$2,312		$2,179	$2,075		$1,693
Ratio of expenses to average net assets including expense waiver	1.34%	1.35%		1.40%		1.42%		1.48%
Ratio of net investment loss to average net assets including expense waiver	-0.77%	-0.79%		-0.82%		-1.05%		-0.66%
Ratio of expenses to average net assets excluding expense waiver	1.35%	1.35	%(2)	1.40	%(2)	1.42	%(2)	1.48	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.78%	-0.79	%(2)	-0.82	%(2)	-1.05	%(2)	-0.66	%(2)
Portfolio turnover rate	68%	92%		96%		125%		90%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$10.02	$9.93		$8.85		$6.95		$7.00

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.18)		(0.20)		(0.17)		(0.13)
Net realized and unrealized gain on investments	2.17	1.35		1.28		2.07		0.08

Total from investment operations	1.91	1.17		1.08		1.90		(0.05)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.88)	(1.08)		(0.00)		(0.00)		(0.00)

Total distributions	(0.88)	(1.08)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$11.05	$10.02		$9.93		$8.85		$6.95

Total return	20.05%	11.83%		12.20%		27.34%		-0.71%
Net assets, end of period (in millions)	$80	$80		$76		$70		$51
Ratio of expenses to average net assets including expense waiver	2.46%	2.49%		2.64%		2.76%		3.05%
Ratio of net investment loss to average net assets including expense waiver	-1.89%	-1.93%		-2.07%		-2.40%		-2.23%
Ratio of expenses to average net assets excluding expense waiver	2.47%	2.49	%(1)	2.64	%(1)	2.76	%(1)	3.05	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-1.90%	-1.93	%(1)	-2.07	%(1)	-2.40	%(1)	-2.23	%(1)
Portfolio turnover rate	68%	92%		96%		125%		90%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$10.05		$9.96		$8.87		$6.96		$7.01

Income (loss) from investment operations:
Net investment loss	(0.19	) (1)	(0.20	) (1)	(0.19)		(0.14)		(0.14)
Net realized and unrealized gain on investments	2.11	(1)	1.37	(1)	1.28		2.05		0.09

Total from investment operations	1.92		1.17		1.09		1.91		(0.05)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.88)		(1.08)		(0.00)		(0.00)		(0.00)

Total distributions	(0.88)		(1.08)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$11.09		$10.05		$9.96		$8.87		$6.96

Total return	20.08%		11.80%		12.29%		27.44%		-0.71%
Net assets, end of period (in millions)	$17		$15		$12		$11		$7
Ratio of expenses to average net assets including expense waiver	2.42%		2.47%		2.62%		2.71%		3.03%
Ratio of net investment loss to average net assets including expense waiver	-1.85%		-1.91%		-2.05%		-2.35%		-2.21%
Ratio of expenses to average net assets excluding expense waiver	2.43%		2.47	%(2)	2.62	%(2)	2.71	%(2)	3.03	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-1.86%		-1.91	%(2)	-2.05	%(2)	-2.35	%(2)	-2.21	%(2)
Portfolio turnover rate	68%		92%		96%		125%		90%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$11.60		$11.18		$9.80		$7.56		$7.47

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(1)	(0.09)		(0.03)		(0.17)		0.16
Net realized and unrealized gain (loss) on investments	2.46	(1)	1.59		1.41		2.41		(0.07)

Total from investment operations	2.41		1.50		1.38		2.24		0.09

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.88)		(1.08)		(0.00)		(0.00)		(0.00)

Total distributions	(0.88)		(1.08)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$13.13		$11.60		$11.18		$9.80		$7.56

Total return	21.69%		13.54%		14.08%		29.63%		1.21%
Net assets, end of period (in millions)	$60		$17		$14		$13		$6
Ratio of expenses to average net assets including expense waiver	1.01%		1.03%		1.03%		1.03%		1.03%
Ratio of net investment loss to average net assets including expense waiver	-0.43%		-0.47%		-0.47%		-0.70%		-0.19%
Ratio of expenses to average net assets excluding expense waiver	1.02%		1.03	%(2)	1.03	%(2)	1.03	%(2)	1.03	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.44%		-0.47	%(2)	-0.47	%(2)	-0.70	%(2)	-0.19	%(2)
Portfolio turnover rate	68%		92%		96%		125%		90%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the Funds) are three of those mutual funds and are the only funds included in these financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2007, the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain on Investment Transactions	Accumulated Undistributed Net Investment Income	Additional Paid-In-Capital

Accumulative Fund	$–	$(631,500)	$631,500
Science and Technology Fund	(20,451,321)	20,451,321	–

      F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Funds will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by each Fund at the annual rates of:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is as follows:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.660%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

During the fiscal year ended June 30, 2007, the following amounts were waived:

Accumulative Fund	$373,045
Core Investment Fund	448,767
Science and Technology Fund	149,589

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each of the Funds. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, each Fund pays WRSCO a monthly per account charge for shareholder servicing as follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries) WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. Each Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2007, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	Class A	Class B	Class C

Accumulative Fund	$1,645,210	$1,003	$69,876	$3,276
Core Investment Fund	4,735,402	2,289	87,753	4,251
Science and Technology Fund	3,267,083	1,044	94,554	3,148

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2007, W&R paid the following amounts: Accumulative Fund - $1,031,060; Core Investment Fund - $2,874,725 and Science and Technology Fund - $2,003,272.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, Accumulative Fund, Core Investment Fund and Science and Technology Fund paid Directors' regular compensation of $114,902, $273,870 and $135,716, respectively, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended June 30, 2007 are summarized as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$1,307,408,745	$4,776,019,359	$1,622,744,189
Purchases of short-term securities	3,951,834,976	5,791,091,712	8,468,688,484
Purchases of options	–	–	1,179,095
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	1,437,772,265	4,863,009,233	1,847,928,411
Proceeds from maturities and sales of short-term securities	4,105,234,038	6,070,860,789	8,474,470,680
Proceeds from options	–	–	304,307

For Federal income tax purposes, cost of investments owned at June 30, 2007 and the related appreciation were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Accumulative Fund	$1,581,599,591	$510,154,979	$18,624,995	$491,529,984
Core Investment Fund	3,428,853,739	921,737,271	35,461,901	886,275,370
Science and Technology Fund	2,001,628,801	813,071,590	94,096,498	718,975,092

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Net ordinary income	$7,092,439	$66,056,665	$33,593,701
Distributed ordinary income	6,939,877	29,315,546	8,743,585
Undistributed ordinary income	1,566,632	50,934,941	33,590,954

Realized long-term capital gains	–	601,401,859	201,761,950
Distributed long-term capital gains	–	590,200,197	179,333,662
Undistributed long-term capital gains	–	331,953,556	162,951,405

Capital loss carryover	–	–	–

Post-October losses deferred	–	14,585	2,079

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

Accumulative Fund

June 30, 2008	$5,229,265
June 30, 2009	5,229,265
June 30, 2010	916,736
June 30, 2011	211,000,236
June 30, 2013	37,199,179
Total carryover	$259,574,681

Ivy Growth Fund, one of the mutual funds managed by Waddell & Reed Ivy Investment Company (now known as Ivy Investment Management Company), was merged into Accumulative Fund as of June 15, 2003. At the time of the merger Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $5,229,265 for each period ending from June 30, 2008 through 2009 and $916,736 for the period ending June 30, 2010 plus any unused limitations from prior years.
NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2007 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	13,619	39,722	16,040
Class B	532	1,175	559
Class C	330	817	286
Class Y	104	773	3,640
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	795	90,228	14,820
Class B	–	2,020	635
Class C	–	560	124
Class Y	5	1,201	332
Shares redeemed:
Class A	(52,540)	(101,648)	(34,551)
Class B	(2,153)	(2,889)	(1,881)
Class C	(788)	(828)	(375)
Class Y	(305)	(660)	(849)

Increase (decrease) in outstanding capital shares	(40,401)	30,471	(1,220)

Value issued from sale of shares:
Class A	$102,639	$259,159	$185,602
Class B	3,752	7,223	5,749
Class C	2,328	5,055	2,952
Class Y	782	5,050	45,915
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	6,321	559,605	166,728
Class B	–	11,740	6,342
Class C	–	3,268	1,243
Class Y	41	7,454	3,902
Value redeemed:
Class A	(394,932)	(663,524)	(399,715)
Class B	(15,370)	(18,029)	(19,566)
Class C	(5,638)	(5,091)	(3,866)
Class Y	(2,301)	(4,330)	(10,334)

Increase (decrease) in outstanding capital	$(302,378)	$167,580	$(15,048)

Transactions in capital stock for the fiscal year ended June 30, 2006 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	21,498	33,429	19,109
Class B	940	1,045	769
Class C	705	665	467
Class Y	129	907	375
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	167	1,784	18,322
Class B	–	–	814
Class C	–	–	132
Class Y	2	46	124
Shares redeemed:
Class A	(48,239)	(118,636)	(31,371)
Class B	(1,958)	(3,156)	(1,312)
Class C	(757)	(1,057)	(301)
Class Y	(277)	(4,495)	(322)

Increase (decrease) in outstanding capital shares	(27,790)	(89,468)	6,806

Value issued from sale of shares:
Class A	$145,428	$209,324	$219,043
Class B	6,064	6,230	8,015
Class C	4,556	3,938	4,882
Class Y	880	5,703	4,473
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,147	11,317	201,728
Class B	–	–	8,120
Class C	–	–	1,324
Class Y	12	292	1,417
Value redeemed:
Class A	(325,433)	(745,859)	(358,700)
Class B	(12,619)	(18,903)	(13,622)
Class C	(4,886)	(6,350)	(3,148)
Class Y	(1,848)	(27,600)	(3,791)

Increase (decrease) in outstanding capital	$(186,699)	$(561,908)	$69,741

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the written option. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For a Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2006	–	$–
Options written	4,015	942,036
Options terminated in closing purchase transactions	(655)	(366,145)
Options exercised	(–)	(–)
Options expired	(3,360)	(575,891)
Outstanding at June 30, 2007	–	$–

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund, and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Accumulative Fund Class A
12-13-06	$0.01700	$0.01700	$–	$–	$0.01700	$–	$–
6-13-07	0.01000	0.01000	–	–	0.01000	–	–

Total	$0.02700	$0.02700	$–	$–	$0.02700	$–	$–

Accumulative Fund Class B
12-13-06	$–	$–	$–	$–	$–	$–	$–
6-13-07	–	–	–	–	–	–	–

Total	$–	$–	$–	$–	$–	$–	$–

Accumulative Fund Class C
12-13-06	$–	$–	$–	$–	$–	$–	$–
6-13-07	–	–	–	–	–	–	–

Total	$–	$–	$–	$–	$–	$–	$–

Accumulative Fund Class Y
12-13-06	$0.03600	$0.03600	$–	$–	$0.03600	$–	$–
6-13-07	0.02000	0.02000	–	–	0.02000	–	–

Total	$0.05600	$0.05600	$–	$–	$0.05600	$–	$–

Core Investment Fund Class A
9-13-06	$0.02400	$0.02400	$–	$–	$0.02400	$–	$–
12-13-06	1.01140	0.01800	–	0.99340	0.01800	–	0.99340
3-14-07	0.00300	0.00150	0.00150	–	0.00090	0.00210	–
6-13-07	0.00400	0.00200	0.00200	–	0.00130	0.00270	–

Total	$1.04240	$0.04550	$0.00350	$0.99340	$0.04420	$0.00480	$0.99340

Core Investment Fund Class B
9-13-06	$0.00600	$0.00600	$–	$–	$0.00600	$–	$–
12-13-06	0.99340	–	–	0.99340	–	–	0.99340
3-14-07	–	–	–	–	–	–	–
6-13-07	–	–	–	–	–	–	–

Total	$0.99940	$0.00600	$–	$0.99340	$0.00600	$–	$0.99340

Core Investment Fund Class C
9-13-06	$0.00600	$0.00600	$–	$–	$0.00600	$–	$–
12-13-06	0.99340	–	–	0.99340	–	–	0.99340
3-14-07	–	–	–	–	–	–	–
6-13-07	–	–	–	–	–	–	–

Total	$0.99940	$0.00600	$–	$0.99340	$0.00600	$–	$0.99340

Core Investment Fund Class Y
9-13-06	$0.02900	$0.02900	$–	$–	$0.02900	$–	$–
12-13-06	1.01640	0.02300	–	0.99340	0.02300	–	0.99340
3-14-07	0.00700	0.00350	0.00350	–	0.00220	0.00480	–
6-13-07	0.00800	0.00400	0.00400	–	0.00250	0.00550	–

Total	$1.06040	$0.05950	$0.00750	$0.99340	$0.05670	$0.01030	$0.99340

Science and Technology Fund Class A
12-13-06	$0.88410	$0.00820	$0.03290	$0.84300	$0.00780	$0.03330	$0.84300

Science and Technology Fund Class B
12-13-06	$0.88410	$0.00820	$0.03290	$0.84300	$0.00780	$0.03330	$0.84300

Science and Technology Fund Class C
12-13-06	$0.88410	$0.00820	$0.03290	$0.84300	$0.00780	$0.03330	$0.84300

Science and Technology Fund Class Y
12-13-06	$0.88410	$0.00820	$0.03290	$0.84300	$0.00780	$0.03330	$0.84300

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of
Waddell & Reed Advisors Funds, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1997	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1022A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$71,700
		2007	75,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$7,500
		2007	7,900

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$7,060
		2007	8,400

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$7,608
		2007	6,810

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$22,260 and $23,110 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007